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                                                                   EXHIBIT 10.36

                      [LETTERHEAD OF EMPE HOLDINGS Gmbh]

                                                               EMPE HOLDING Gmbh

                                                               Geschansfuhrung

VIA REGISTERED AIRMAIL & FACSIMILE: (810) 616-0530
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March 28, 1997

Cambridge Industries, Inc.
555 Horace Brown Drive
Madison Heights, MI 48071
USA

Attention: Richard S. Crawford

Dear Mr. Crawford:

We hereby accept the purchase election described in your letter of March 13, 1997, in connection with which we are prepared to proceed with the closing on the earliest possible date. Please arrange for your counsel to contact our U.S. counsel, Michael Doherty of Morgan, Lewis & Bockius, LLP, telephone (212) 309-6376, to schedule and arrange the procedural details with respect to the closing.

Sincerely,

/s/ Dr. Gerd Siekmann
--------------------------------
Dr. Gerd Siekmann, acting for
Empe Autoteile GmbH and
Erpe Ernst Pelz Vertriebs GmbH


/s/ Werner Daniel
--------------------------------
Werner Daniel, acting for
Empe Autoteile GmbH and
Erpe Ernst Pelz Vertriebs GmbH

cc:  John J. Collins, Jr., Esq.
     Miller, Canfield, Paddock and Stone
     150 West Jefferson, Suite 2500
     Detroit, MI 48226